UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM 8-K
_____________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 21, 2023
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KENNEDY-WILSON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-33824	26-0508760
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 S El Camino Drive Beverly Hills, California 90212
(Address of principal executive offices)(Zip Code)

(310) 887-6400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
_____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(See definition of “large accelerated filer," "accelerated filer," "smaller reporting company” and "emerging growth company" in Rule 12b-2 of the Exchange Act). (Check one):

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐	Smaller reporting company	☐

Emerging growth company	☐
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).   ☐  Yes    ☒  No
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.0001 par value	KW	NYSE
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 21, 2023, in connection with the universal proxy rules adopted by the U.S. Securities and Exchange Commission and related requirements and a periodic review of the bylaws of Kennedy-Wilson Holdings, Inc. (the Company”), the Board of Directors (the “Board”) of the Company adopted the Third Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”), which became immediately effective upon the Board’s approval. The amendments effected by the Amended and Restated Bylaws:

•add explicit references to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Universal Proxy Rules”) with respect to the requirements for nominations and the proper form for notices of such nominations;
•require reasonable evidence of compliance with Rule 14a-19 no later than five business days prior to the annual meeting;
•provide that the Company may disregard a nomination for failure to comply with the Universal Proxy Rules;
•reserve white colored proxy card for exclusive use of the Company and require any others to use a color other than white for its proxy card; and
•provide that failure to comply with the Universal Proxy Rules will render the shareholder’s nomination null and void; and
•clarify that director nominees must consent to being named in any proxy materials for the applicable shareholder meeting.

The Amended and Restated Bylaws also incorporate ministerial, clarifying and conforming changes in addition to the above stated changes to align with the language used in certain provisions of the Universal Proxy Rules.

The foregoing description is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

3.1	Third Amended and Restated Bylaws, effective as of February 21, 2023.
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the interactive data file because its XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.

By:	/s/ JUSTIN ENBODY
Justin Enbody
Chief Financial Officer

Date: February 21, 2023